                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):              January 22, 2001





                              DOVER CORPORATION
           (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                1-4018                    53-0257888
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)





    280 Park Avenue, New York, NY                                   10017
(Address of principal executive offices)                          (Zip Code)





Registrant's telephone number, including area code:             (212) 922-1640

Item 9.  REGULATION FD DISCLOSURE
         ------------------------

         On January 23, 2001 at 8.15 a.m., Eastern Standard Time, the Company will host a live audio webcast of its Fourth Quarter and Full Year 2000 Earnings Release Conference Call. In preparation for this webcast, the Company recommends that interested persons should go to the Company's internet website. HTTP://WWW.DOVERCORPORATION.COM to complete the Pre-event System Test. The Earnings Press Release and related presentation materials will be available on the Company's website in the "What's New" section, late on Monday, January 22, 2001. See Exhibit 99.1 attached. After the live webcast, the audio webcast will continue to be available to the public on the Company's website for approximately two weeks.

         Certain statements made in this webcast may be "forward looking" statements within the meaning of applicable securities laws. These statements may relate to matters such as anticipated financial performance, business prospects, technological developments, new products, expectations for market segments and growth. "Forward looking" statements are subject to inherent uncertainties and risks including, among other things: increasing competition; technological developments; and the ability to continue to introduce competitive new products and services on a timely, cost-effective basis. Please refer to the paragraph in the Company's Annual Report on Form 10-K under the heading "Special Notes Regarding Forward Looking Statements" for other such factors and further information about forward looking statements. In light of these risks and uncertainties, actual events and results may vary significantly from those included in, or contemplated or implied by, such forward looking statements. You are cautioned not to place undue reliance on such statements. The Company undertakes no obligation to update these statements. In addition, this webcast may contain information from third parties which the Company believes is reliable, but as to which the Company expressly denies any responsibility as to its accuracy or reliability.

         The Company anticipates that it will continue this practice of hosting live audio webcasts of its regular earnings release conference calls during the balance of 2001. After each such live webcast, the audio webcast will continue to be accessible for approximately two weeks on the Company's internet website. These public events will take place generally during the third week after the close of each of the Company's fiscal quarters, which means that they will likely occur during the third weeks of April, July, and October, 2001. Full year 2001 earnings are likely to be released during the third week of January 2002. A schedule of these events can be found on the Company's internet website under "Calendar".

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(c)      Exhibits.

         The following Exhibits are furnished as part of Item 9 of the Report:

99.1 Press Release of January 16, 2001, announcing the Fourth Quarter and Full Year Earnings Release Conference Call internet webcast.

                                  SIGNATURES
                                  ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              DOVER CORPORATION
                                                 (Registrant)


Date:    January 18, 2001                     By: /S/ROBERT KUHBACH
                                              ---------------------------------
                                              Robert G. Kuhbach, Vice President,
                                              General Counsel & Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1 Press Release of January 16, 2001, announcing the Fourth Quarter and Full Year Earnings Release Conference Call internet webcast.